                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 15, 2005

                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Nebraska                           000-50139                          Not applicable
------------------------           ------------------------       -----------------------------------
(State of Incorporation)           (Commission File Number)       (IRS Employer Identification Number)

                      1620 Dodge Street
                        Stop Code 3198
                       Omaha, Nebraska                                        68197-3198
-----------------------------------------------------------       -----------------------------------
         (Address of principal executive offices)                             (Zip Code)

                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         The registrant hereby files the Monthly Report to Noteholders for the monthly period ending February 28, 2005 as Exhibit 20 to Item 9.01(c) hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         EXHIBIT NO.                DOCUMENT DESCRIPTION
         -----------                --------------------
         Exhibit 20                 Series 2002-1, 2003-1 and 2003-2 Asset
                                    Backed Notes Monthly Servicing Report for
                                    the monthly period ending February 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005                    FIRST NATIONAL FUNDING LLC

                                         By: First National Funding Corporation,
                                             Managing Member



                                         By: /s/ Matthew W. Lawver
                                             ----------------------------------
                                             Matthew W. Lawver, President

Dated: March 28, 2005                    FIRST NATIONAL MASTER NOTE TRUST

                                         By: First National Bank of Omaha,
                                             As Servicer of First National
                                             Master Note Trust



                                         By: /s/ Matthew W. Lawver
                                             ----------------------------------
                                             Matthew W. Lawver, Senior Vice
                                             President

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   20             Series 2002-1, 2003-1 and 2003-2 Asset Backed Notes Monthly
                  Servicing Report for the monthly period ending February 28,
                  2005